Exhibit 10.10

Amended Schedule of NHP/Crossings Lease and Security Agreements
Substantially in the Form of NHP/Crossings Lease and Security Agreement
Which is Attached as Exhibit 10.35 to the Company's Form S-1.

1.      Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Heritage at Rogue Valley).

2.      Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Albany Residential).

3.      Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (Forest Grove Residential).

4.      Lease and Security Agreement by and between Nationwide Health Properties, Inc. and New Crossings Corporation dated as of December 15, 1995 (McMinnville Residential).